UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2015

Comcast Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-32871		27-0000798
(Commission File Number)		(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA		19103-2838
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

On February 12, 2014, Comcast Corporation (“Comcast”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Time Warner Cable Inc. (“TWC”), Comcast and Tango Acquisition Sub, Inc. (“Merger Subsidiary”), a wholly owned subsidiary of Comcast, which contemplated that Merger Subsidiary would merge with and into TWC, with TWC surviving as a wholly owned subsidiary of Comcast.  On April 24, 2015, Comcast and TWC entered into a Termination Agreement (the “Termination Agreement”) wherein the parties agreed to terminate the Merger Agreement.

On April 25, 2014, Comcast entered into a binding definitive agreement (the “Transactions Agreement”) with Charter Communications, Inc. (“Charter”), which contemplated three transactions: (1) a contribution and spin-off transaction, (2) an asset exchange and (3) a purchase of assets. Pursuant to the terms of the Transactions Agreement, the Transactions Agreement became terminable upon termination of the Merger Agreement. On April 24, 2015, Comcast delivered a notice of termination of the Transactions Agreement to Charter (the “Termination Notice”).

The foregoing descriptions of the Merger Agreement, the Termination Agreement, the Transactions Agreement and the Termination Notice do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which was filed as an exhibit to Comcast’s Current Report on Form 8-K filed on February 13, 2014, the Termination Agreement, which is filed herewith as Exhibit 10.1, the Transactions Agreement, which was filed as an exhibit to Comcast’s Current Report on Form 8-K filed on April 28, 2014, and the Termination Notice, which is filed herewith as Exhibit 10.2, each of which is incorporated herein by reference.

Item 8.01.	Other Events.

On April 24, 2015, Comcast issued a statement announcing the termination of the Merger Agreement and the termination of the Transactions Agreement. A copy of the statement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Termination Agreement, dated as of April 24, 2015, among Comcast Corporation and Time Warner Cable Inc.

10.2	Notice of Termination of the Transactions Agreement, dated as of April 24, 2015.

99.1	Statement dated April 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	April 24, 2015	By:	/s/ Arthur R. Block
			Name:	Arthur R. Block
			Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Termination Agreement, dated as of April 24, 2015, among Comcast Corporation and Time Warner Cable Inc.

10.2	Notice of Termination of the Transactions Agreement, dated as of April 24, 2015.

99.1	Statement dated April 24, 2015.